Selling Expenses	12 Months Ended
Dec. 31, 2021
Selling Expenses.
Selling Expenses

8.Selling Expenses

Selling expenses consist of the following:

In € thousand	2021	2020	2019
Salaries, social security	11,971	13,115	3,012
Professional services	1,983	1,196	327
Marketing	2,059	613	751
Travel	626	167	387
Depreciation/amortization	65	41	34
Other selling expenses	485	140	134
Total selling expenses	17,189	15,272	4,645

In preparation for providing air mobility services, the Group has incurred expenses to allow it to operate as an airline, to prepare infrastructure for vertiports, and for marketing and external communications. These have been classified as selling expenses. Expenses for salaries and social security mainly include salary and salary-related expenses and share-based payments recognized from the Group’s share-based payment programs (note 22). Marketing costs have increased in general due to the Reorganization.